UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2015

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue P.O. Box 58039 Santa Clara, CA		95052-8039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 26, 2015, Applied Materials, Inc., a Delaware corporation (“Applied Materials”), Tokyo Electron Limited, a Japanese corporation (kabushiki kaisha) (“Tokyo Electron”) and Eteris B.V. (formerly known as TEL-Applied Holdings B.V.), a Netherlands private limited liability corporation (besloten vennootschap) and wholly owned subsidiary of Tokyo Electron (“HoldCo”) entered into Amendment No. 2 to Business Combination Agreement (the “Second Amendment”), which amends their previously reported Business Combination Agreement (as amended from time to time, the “BCA”), dated as of September 24, 2013, by and among Applied Materials, Tokyo Electron and (by joinder) HoldCo.

The Second Amendment provides that the “End Date” (as such term is defined in the BCA) has been extended from March 24, 2015 to June 30, 2015. The End Date is the date after which either Applied Materials or Tokyo Electron may terminate the BCA if the Business Combination (as such term is defined in the BCA) has not yet occurred.

Other than as expressly modified pursuant to the Second Amendment, the BCA remains in full force and effect. The foregoing is subject to, and qualified in its entirety by, the full text of the BCA attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Applied Materials on September 24, 2013, the full text of Amendment No.1 attached as Exhibit 2.1 to the Current Report on Form 8-K filed by Applied Materials on February 18, 2014 and the full text of the Second Amendment attached as Exhibit 2.1 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Forward-Looking Statements

This Form 8-K contains forward-looking statements, including but not limited to those regarding the proposed business combination between Applied Materials and Tokyo Electron and the transactions related thereto. These statements may discuss the anticipated manner, terms and conditions upon which the Business Combination will be consummated. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “can,” “should,” “will,” “forecast,” “anticipate” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the Business Combination in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Business Combination, including the ability to secure regulatory approvals in a timely manner or at all; the possibility of litigation (including related to the transaction itself); Applied Materials’ and Tokyo Electron’s ability to successfully integrate their operations, product lines, technology and employees and realize synergies, savings and growth expected to result from the Business Combination; unknown, underestimated or undisclosed commitments or liabilities; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties; the level of demand for the combined companies’ products, which is subject to many factors, including uncertain global economic and industry conditions, demand for electronic products and semiconductors, and customers’ new technology and capacity requirements; Applied Materials’ and Tokyo Electron’s ability to

(i) develop, deliver and support a broad range of products, expand their markets and develop new markets, (ii) timely align their cost structures with business conditions, and (iii) attract, motivate and retain key employees; and other risks described in the Applied Materials’ filings with the Securities and Exchange Commission. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Except as required under applicable law, Applied Materials undertakes no obligation to update any forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Amendment No. 2 to Business Combination Agreement, dated as of February 26, 2015, by and among Applied Materials, Tokyo Electron and HoldCo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)

Dated: February 26, 2015

	By:	/s/ Thomas F. Larkins
Thomas F. Larkins Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amendment No. 2 to Business Combination Agreement, dated as of February 26, 2015, by and among Applied Materials, Tokyo Electron and HoldCo.